UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 11, 2013

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:  (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On November 11, 2013, Louis J. Briskman announced his intention to retire by year’s end from his position as Senior Executive Vice President and General Counsel of CBS Corporation.

A copy of the Company’s press release announcing Mr. Briskman’s intention to retire is filed herewith as Exhibit 99.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.                               The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Press Release of CBS Corporation, dated November 11, 2013, announcing Louis J. Briskman’s intention to retire as Senior Executive Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

	By:	/s/ Angeline C. Straka
	Name:	Angeline C. Straka
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: November 12, 2013

Exhibit Index

Exhibit Number	Description of Exhibit

99	Press Release of CBS Corporation, dated November 11, 2013, announcing Louis J. Briskman’s intention to retire as Senior Executive Vice President and General Counsel